SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549




                                FORM 8-K




             Current Report Pursuant to Section 13 or 15(d) of
                        The Securities Act of 1934




    Date of Report (Date of earliest event reported)   April 22, 1997
                                                       -----------------



                        FIRSTFED BANCSHARES, INC.
 .................(to be known as CoVest Bancshares, Inc.)
                        -------------------------
         (Exact name of registrant as specified in its charter)




    DELAWARE                     0-20160                  36-3820609
    --------                     -------                  ----------
(State or other                (Commission             (I.R.S. Employer
 jurisdiction                  File Number)          Identification No.)
of incorporation)




              749 Lee Street, Des Plaines, Illinois  60016
              --------------------------------------------
          (Address of principal executive offices) (Zip Code)




   Registrant's telephone number, including area code  (847) 294-6500
                                                       --------------














Item 5.    Other Events


On Tuesday, April 22, 1997, at the annual meeting (the "Annual Meeting") of FirstFed Bancshares, Inc. (the "Company"), the Company's stockholders approved an amendment to Article I of the Company's Certificate of Incorporation to change the name of the Company to CoVest Bancshares, Inc. It is anticipated that this name change will become effective on or about June 2, 1997. The Company's common stock is currently listed for quotation on The Nasdaq Stock Market under the trading symbol "FFDP:
and beginning on June 2, 1997, will be listed under the symbol "COVB".

The Company, which is currently a thrift holding company owning all of the capital stock of First Federal Bank, a federally chartered savings bank with its main office in Des Plaines, Illinois the "Bank"), has applied to the Office of the Comptroller of the Currency to convert the charter of the Bank to that of a national bank, and has also applied to change the name of the Bank to CoVest Banc, N.A.

At the Annual Meeting, the stockholders also approved an increase in the number of authorized shares of common stock, $.01 par value per share, from 5,000,000 to 7,500,000. Additionally, three directors were elected to the Company's Board of Directors as Class II directors, and the appointment of Crowe, Chizek and Company LLP, as the Company's auditors for the 1997 fiscal year, was ratified.

A copy of the press release announcing the above, dated April 22, 1997, is attached hereto as Exhibit 99.1.















Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  April 22, 1997





                                          FIRSTFED BANCSHARES, INC.



                                      By:    /s/ Larry G. Gillie
                                          ------------------------------
                                          Name:  Larry G. Gillie
                                          Title: President &
                                                 Chief Executive Officer



                                      By:    /s/ Paul A. Larsen
                                          ------------------------------
                                          Name:  Paul A. Larsen
                                          Title: Senior Vice President &
                                                 Chief Financial Officer






Form 7. Financial Statements, Pro Forma Financial Information and Exhibits


EXHIBIT 99.1

DES PLAINES, April 22, 1997 -- FirstFed Bancshares, Inc.
(NASDAQ: FFDP) announced that the Company, which is currently a thrift holding company owning all of the capital stock of First Federal Bank, a federally chartered savings bank with its main office in Des Plaines, Illinois, has applied to the Office of the Comptroller of the Currency to convert the charter of the Bank to that of a national bank, and has also applied to change the name of the Bank to CoVest Banc, N.A.

At the Company's annual meeting, the Company's stockholdeers approved an amendment to Article I of the company's Certificate of Incorporation to change the name of the Company to CoVest Bancshares, Inc. It is anticipated that this name change will become effective on or about June 2, 1997. The Company's common stock is currently listed for quotation on the Nasdaq National Market under the symbol "FFDP" and beginning June 2, 1997, will be listed under the symbol "COVB".


Also at the company's annual meeting, the stockholders approved an increase in the number of authorized shares of common stock, $.01 par value per share, from 5,000,000 to 7,500,000. Additionally, three directors were elected to the Company's Board of Directors as Class II directors, and the appointment of Crowe, Chizek and Company LLP, as the Company's auditors for the 1997 fiscal year, was ratified.

As of March 31, 1997, , FirstFed Bancshares had consolidated assets of $552.6 million. The Bank operates three full-service offices n Arlington Heights, Des Plaines and Schaumburg.